Osterweis Institutional Equity Fund (OSTEX) Summary Prospectus | July 31, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.osterweis.com/prospectus.  You may also obtain this information at no cost by calling (866) 236-0050.  The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Osterweis Institutional Equity Fund (the “Fund”) seeks long-term total returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Osterweis Institutional Equity Fund

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses (1)	0.39%
Acquired Fund Fees and Expenses(1)	0.00%
Total Annual Fund Operating Expenses	1.24%
Fee Waiver and/or Expense Reduction	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction(2)	1.00%

(1)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated customary Fund expenses for the current fiscal year.
(2)
Osterweis Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction for the Fund to 1.00% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least July 31, 2014. The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Institutional Equity Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Example

This Example is intended to help you compare the cost of investing in the Osterweis Institutional Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for the first two years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $102	3 Years: $345

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Osterweis Institutional Equity Fund intends to invest approximately 95% of its net assets (plus any borrowings for investment purposes) in equity securities, under normal circumstances. The equity securities in which the Fund may invest will consist primarily of investments in common stocks, preferred stocks, convertible stocks, warrants, income trusts and other similar equity securities of companies that Osterweis Capital Management, LLC (the “Adviser”) believes offer superior investment value and opportunity for growth.

Other types of equity securities in which the Fund may invest include Master Limited Partnerships (“MLPs”) which may comprise up to 20% of the Fund’s assets. The Fund may also invest up to 40% of its assets in equity securities of foreign issuers and/or depositary receipts that are traded on domestic or foreign exchanges, including emerging markets.

The Fund may invest in companies of any size – large, medium and small. The Adviser focuses on companies that it believes to be undervalued or otherwise out-of-favor in the market, but that have attractive growth prospects. The Adviser places particular emphasis on the analysis of a company’s ability to generate free cash flow and the value-enhancing deployment of this cash, balance sheet strength and longer-term growth prospects.

The Adviser also seeks under-researched, high-growth situations that it believes can be purchased at modest valuations as well as companies with substantial unrecognized asset value and improving earnings prospects. As such companies achieve greater visibility and their stocks are accorded valuations more in line with their growth rates, the Adviser may be inclined to regard them as candidates for sale.

The Institutional Equity Fund may, at times, invest greater than 25% of its net assets in the securities of companies in the same market sector. The Adviser will use its judgment and discretion regarding which sectors offer the greatest potential for long-term financial gain. This may, and likely will, change over time.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Osterweis Institutional Equity Fund. The following risks could affect the value of your investment in the Fund:

•	General Market Risk: The risk that security market values may fluctuate, sometimes rapidly and unpredictably.

•	Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.

•
Large Company Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Small and Medium Company Risk: Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

•
Foreign Securities and Emerging Markets Risk:  Investing in foreign securities may involve increased risks due to political, social and economic developments abroad, and differences between U.S. and foreign regulatory practices. These risks are enhanced in emerging markets.

•
Master Limited Partnership Risk:  Investing in MLPs entails risk related to potential changes in the U.S. tax code which could revoke the pass-through tax attributes that make MLPs marginally more attractive today compared to other investments, fluctuations in energy prices, decreases in supply of or demand for energy commodities decreases in demand for MLPs in rising interest rate environments and various other risks. Investments in general partnerships may be riskier than investments in limited partnerships.

•
Sector Emphasis Risk:  The Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Institutional Equity Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector the Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.

•
Health Care Sector Risk:  A significant portion of the Fund’s assets may be invested in securities related to the Health Care sector, including developers, manufacturers and/or distributors of drugs or medical devices and health care facilities. The Health Care sector could be negatively affected by regulatory, political, and economic factors.

Performance

Because the Osterweis Institutional Equity Fund will commence operations on July 31, 2012, it does not have a full calendar year of performance to compare against a broad measure of market performance. Accordingly, performance information is not available. Performance information will be available after the Fund has been in operation for one calendar year. At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance. Updated performance information is available on the Fund’s website at www.osterweis.com or by calling the Fund toll-free at (866) 236-0050.

Investment Adviser

Osterweis Capital Management, LLC

Portfolio Managers

John S. Osterweis, Chairman and Chief Investment Officer – Portfolio Manager of the Fund since inception
Matthew K. Berler, President and Chief Executive Officer – Portfolio Manager of the Fund since inception
Alexander (Sasha) Kovriga, Vice President – Portfolio Manager of the Fund since inception
Gregory S. Hermanski, Vice President – Portfolio Manager of the Fund since inception
Zachary W. Perry, Vice President – Portfolio Manager of the Fund since inception

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Osterweis Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments	To Open A New Account	To Add to An Existing Account
Regular Accounts	$100,000	$500
Automatic Investment Plan	$100,000	$100
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$100,000	$500

Tax Information

The Osterweis Institutional Equity Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Osterweis Institutional Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.